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                                                              EXHIBIT 2(k)(2)(e)

                                   EXHIBIT 1

                                 LIST OF FUNDS


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
AIM ADVISOR FUNDS, INC.
                 Portfolios:                                 Classes:
         AIM Advisor Cash Management Fund          Class A and Class C Shares
         AIM Advisor Flex Fund                     Class A and Class C Shares
         AIM Advisor Income Fund                   Class A and Class C Shares
         AIM Advisor International Value Fund      Class A and Class C Shares
         AIM Advisor Large Cap Value Fund          Class A and Class C Shares
         AIM Advisor MultiFlex Fund                Class A and Class C Shares
         AIM Advisor Real Estate Fund              Class A and Class C Shares

AIM EQUITY FUNDS, INC.
                 Portfolios:                                 Classes:
         AIM Blue Chip Fund                        Class A, Class B and Class C Shares
         AIM Capital Development Fund              Class A, Class B and Class C Shares
         AIM Charter Fund                          Class A, Class B and Class C Shares
         AIM Weingarten Fund                       Class A, Class B and Class C Shares
         AIM Aggressive Growth Fund                Class A Shares
         AIM Constellation Fund                    Class A and Class C Shares

AIM FUNDS GROUP
                 Portfolios:                                 Classes:
         AIM Balanced Fund                         Class A, Class B and Class C Shares
         AIM Global Utilities Fund                 Class A, Class B and Class C Shares
         AIM Growth Fund                           Class A, Class B and Class C Shares
         AIM High Yield Fund                       Class A, Class B and Class C Shares
         AIM Income Fund                           Class A, Class B and Class C Shares
         AIM Intermediate Government Fund          Class A, Class B and Class C Shares
         AIM Municipal Bond Fund                   Class A, Class B and Class C Shares
         AIM Value Fund                            Class A, Class B and Class C Shares
         AIM Money Market Fund                     Class A, Class B, Class C and AIM Cash
                                                          Reserve Shares

AIM INTERNATIONAL FUNDS, INC.

                 Portfolios:                                 Classes:
         AIM International Equity Fund             Class A, Class B and Class C Shares
         AIM Global Aggressive Growth Fund         Class A, Class B and Class C Shares
         AIM Global Growth Fund                    Class A, Class B and Class C Shares
         AIM Global Income Fund                    Class A, Class B and Class C Shares
         AIM Asian Growth Fund                     Class A, Class B and Class C Shares
         AIM European Development Fund             Class A, Class B and Class C Shares
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
AIM INVESTMENT SECURITIES FUNDS
                 Portfolios:                                 Classes:
         Limited Maturity Treasury Portfolio       AIM Limited Maturity Treasury Shares

AIM TAX-EXEMPT FUNDS, INC.
                 Portfolios:                                 Classes:
         AIM Tax-Exempt Cash Fund                  Class A Shares
         AIM Tax-Exempt Bond Fund
           Of Connecticut                          Class A Shares
         Intermediate Portfolio                    AIM Tax-Free Intermediate Shares - Class A

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On behalf of the Funds and respective Portfolios and Classes as set forth in this Exhibit 1, which may be amended from time to time.


By: /s/ ROBERT H. GRAHAM
    ------------------------------
Title: President


FIRST DATA INVESTOR SERVICES GROUP, INC.



By: /s/ LEONARD A. WEISS
    ------------------------------
Title: EVP and CFO



Effective as of August 4, 1997.